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                                  EXHIBIT NO. 5
                          VARIABLE ANNUITY APPLICATION
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[THE BEST OF AMERICA(R)
AMERICA'S EXCLUSIVE ANNUITY (R) II - GRAPHIC]

                                                          THE BEST OF AMERICA(R) AMERICA'S EXCLUSIVE ANNUITY(R) II
                                                                                        APPLICATION/ENROLLMENT CARD
                                                                                 $15,000 MINIMUM INITIAL PAYMENT

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PLAN TYPE  AN OPTION MUST BE SELECTED                                              DEATH BENEFIT OPTION
                                                                                   IF NO OPTION IS SELECTED, THE DEATH BENEFIT
This contract is established as a:                [ ]  SEP-IRA                     WILL BE THE STANDARD 5 YEAR ANNIVERSARY
[ ] NON-QUALIFIED                                 [ ]  IRA                         [ ] STANDARD 5-YEAR ANNIVERSARY
[ ] 403(b) TRANSFER Disclosure form required.     [ ]  ROTH IRA Custodial Form &   [ ] 1-YEAR ANNIVERSARY  *
[ ] CRT (Charitable Remainder Trust)              Statement of Understanding       [ ] 5%  INTEREST  *
      Transmittal form Required                   Required                          *  Additional charge, please see prospectus
[ ] 401 (a)(Investment Only)                                                          Available to annuitants aged less than  85
    Disclosure form required & $100,000 minimum

-------------------------------- ---------------------------------- ---------------------------------------------------------------
CONTRACT OWNER                                               [ ]CONTINGENT OWNER                  [ ]JOINT OWNER
--------------------------------
 Last Name or Plan Name                                            Last Name           Spouse only unless prohibited by law

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 First Name or Plan Name (continued)                  MI           First Name                                                   MI

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 Address                                                            Address
        ----------------------------------------                           --------------------------------------------------------

        ----------------------------------------                           --------------------------------------------------------

Sex   [ ] M  [ ] F                Birthdate   /     /               Sex [ ]M   [ ]F          Birthdate              /      /
                         -----------------------------------                                         ------------------------------
                                       MM     DD    YYYY                                                    MM    DD    YYYY
Soc. Sec. No. or Tax ID                                            Soc. Sec. No. or Tax ID
                       --------------------------------------                              ----------------------------------------

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  ANNUITANT          Complete only if different from                CONTINGENT ANNUITANT
   Last Name         primary contract owner.                        Last Name

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 First Name or Plan Name (continued)                  MI           First Name                                                   MI

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 Address                                                            Address
        ----------------------------------------                           --------------------------------------------------------

        ----------------------------------------                           --------------------------------------------------------
                            Maximum issueage through age 85
Sex   [ ] M  [ ] F                Birthdate   /     /               Sex [ ] M  [ ] F         Birthdate              /      /
                         -----------------------------------                                         ------------------------------
                                       MM     DD    YYYY                                                    MM    DD    YYYY
Soc. Sec. No.                                                      Soc. Sec. No. or Tax ID
                       --------------------------------------                              ----------------------------------------

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BENEFICIARY               BENEFICIARY WILL RECEIVE DEATH BENEFIT UPON DEATH OF ANNUITANT (AND CONTINGENT ANNUITANT, IF NAMED).
                                                                                Relationship                           Birthdate
Primary  Contingent       Print Full Name (Last, First, MI)       Allocation    to Annuitant       Soc. Sec. No.       MM/DD/YYYY

[  ]                                                                        %                                               / /
                          -----------------------------------     ---------     ----------------  -----------------    ------------

[  ]        [  ]                                                            %                                               / /
                          -----------------------------------     ---------     ----------------  -----------------    ------------

[  ]        [  ]                                                            %                                               / /
                          -----------------------------------     ---------     ----------------  -----------------    ------------

[  ]        [  ]                                                            %                                               / /
                          -----------------------------------     ---------     ----------------  -----------------    ------------

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ANNUITY PURCHASE PAYMENTS                           [ ] PAYMENT ENCLOSED    [ ]SALARY REDUCTION  [  ] 1035 (requires transfer form)
                              [ ]TRANSFER           [ ] ROLLOVER            [ ]OTHER             [  ]  APPLY FOR TAX YEAR

First Purchase Payment $____________________ ($15,000 MINIMUM INITIAL PAYMENT; $100,000 MINIMUM INITIAL PAYMENT FOR 401(a)
CONTRACTS) submitted. A copy of this application properly signed by the producer will constitute receipt for such amount. If this application is declined by the Company, there will be no liability on the part of the Company, and any payments submitted with this application will be refunded. -------------------
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REMARKS
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APO-3277-A    Product of Nationwide Life Insurance Co. ID-EXCLUSIVE-AO (04/98)


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PURCHASE PAYMENT ALLOCATION WHOLE PERCENTAGES ONLY, MUST TOTAL 100%.
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       A CONTRACT CANNOT BE ISSUED UNLESS THIS SECTION IS COMPLETE.


AMERICAN CENTURY
[ ]__________%   VP Income & Growth
[ ]__________%   VP International
[ ]__________%   VP Value

DREYFUS
[ ]__________%   Capital Appreciation Portfolio
[ ]__________%   Stock Index Fund
[ ]__________%   Socially Responsible Growth Fund
FIDELITY
[ ]__________%   Contrafund Portfolio
[ ]__________%   Equity-Income Portfolio
[ ]__________%   Growth Portfolio
[ ]__________%   Growth Opportunities Portfolio
[ ]__________%   High Income Portfolio
[ ]__________%   Overseas Portfolio
MORGAN STANLEY
[ ]__________%   Emerging Markets Debt Port.
[ ]__________%   Real Estate Securities Port.
NATIONWIDE(R)
[ ]__________%   Capital Appreciation Fund
[ ]__________%   Government Bond Fund
[ ]__________%   Money Market Fund
[ ]__________%   Total Return Fund





NATIONWIDE SUB-ADVISED FUNDS
  Fund Name (Subadvisor)
__________%   Balanced Fund
              (Salomon Brothers)
__________%   Equity Income Fund
              (Federated)
__________%   Global Equity Fund
              (JP Morgan)
__________%   High Income Bond Fund
              (Federated)
__________%   Multi Sector Bond Fund
              (Salomon Brothers)
__________%   Small Cap Value (Dreyfus)
__________%   Small Company Fund
              (Multi-Manager)
__________%   Strategic Growth Fund
              (Strong)
__________%   Strategic Value Fund
              (Strong/Schafer)
__________%   Select Advisors Mid Cap
              Fund (Three UAM Managers)

NEUBERGER & BERMAN
__________%   AMT Guardian Portfolio
__________%   AMT Partners Portfolio
__________%   AMT Mid-Cap Growth

OPPENHEIMER FUNDS
__________%   Capital Appreciation Fund
__________%   Growth Fund
__________%   Growth & Income Fund

VAN ECK
__________%   Worldwide Hard Assets Fund
__________%   Worldwide Emerging Markets Fund

WARBURG PINCUS
__________%   International Equity Portfolio
__________%   Growth & Income Portfolio
__________%   Post-Venture Capital Portfolio

MVA/GUAR. TERM OPTION
__________%   3 Year      $1,000 minimum for each
__________%   5 Year      MVZ/GTO option
__________%   7 Year
__________%   10 Year


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CONTRACT OWNER SIGNATURES
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I hereby represent my answers to the above questions to be accurate and complete and acknowledge that I have received a copy of the current prospectus for this variable annuity contract.

[ ] Yes [ ] No Do you have any reason to believe the Contract applied for is to replace existing annuities or insurance? [ ]Please send me a copy of the Statement of Additional Information to the Prospectus.


STATE IN WHICH APPLICATION WAS SIGNED __________________ DATE__________________
                                            State
CONTRACT OWNER__________________________ JOINT OWNER __________________________
                    Signature                               Signature

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PRODUCER INFORMATION
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[ ] Yes  [ ] No Do you have any reason to believe the Contract applied for is to replace existing annuities or insurance?

PRODUCER SIGNATURE________________________________________________
                                 Signature
       NAME  _____________________________ PRODUCER SSN _______________________

       BROKER/DEALER _____________________  PHONE (    ) ______________________

       ADDRESS ____________________________

               _____________________________

               _____________________________


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   REGULAR MAIL                                                                               EXPRESS MAIL
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
     Nationwide Life Insurance Co.                      THE BEST OF AMERICA                   Nationwide Life Insurance Co.
     P.O. Box 182008                                       Service Center                     Individual Annuity Products, 1-05-P1
     Columbus, Ohio  43218-2008                            1-800-321-9332                     One Nationwide Plaza
                                                                                              Columbus, Ohio  43215-2220
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